SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Florida Tax Exempt Income Fund -- Class A
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance):  August
24, 1990

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $ 1,000   $ 1,000      $ 1,000

ERV =  Ending Redeemable Value   $ 1,030.32 $1,306.26   $1,562.43

T   =  Average Annual
       Total Return                3.03%      5.49%       6.81%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $ 1,167,781

Expenses                         $   179,490

Reimbursement                    $

Average shares                     26,223,501

NAV                              $   9.14

Sales Charge                        4.75%

POP                              $   9.60

Yield at POP                        4.76%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.76%               4.16%
 ------      =       ------              =    7.88%
1-39.6%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Florida Tax Exempt Income Fund -- Class B
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance): January 4,
1993

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $ 1,000     $ 1,000   $ 1,000

ERV =  Ending Redeemable Value   $1,024.20   $1,301.50 $1,556.83

T   =  Average Annual
       Total Return                 2.42%       5.41%    6.76%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $ 284,787

Expenses                         $  74,879

Reimbursement                    $

Average shares                     6,392,770

NAV                              $   9.14

Maximum Contingent Deferred
    Sales Charge                    5.0%

Yield at NAV                         4.35%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.35%               4.35%
 ------      =       ------              =     7.20%
1-39.6%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Florida Tax Exempt Income Fund -- Class M
Shares
Fiscal period ending:  May 31, 1997
Inception date (if less than 10 years of performance): May 1,
1995

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $ 1,000   $ 1,000      $ 1,000

ERV =  Ending Redeemable Value   $1,042.83 $1,307.25    $1,547.69

T   =  Average Annual
       Total Return                 4.28%      5.51%      6.66%*

              *Life of fund, if less than 10 years
YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $  5,994

Expenses                         $  1,223

Reimbursement                    $

Average shares                      134,692

NAV                              $  9.14

Sales Charge                       3.25%

POP                              $ 9.45

Yield at POP                       4.54%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  4.54%               4.54%
 ------      =       ------              =      7.52%
1-39.6%              .604%